UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2019

Tallgrass Energy, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37365	47-3159268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350
Leawood,	Kansas	66211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Shares Representing Limited Partner Interests	TGE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On September 25, 2019, the Conflicts Committee of the Board of Directors (the “Conflicts Committee”) of Tallgrass Energy GP, LLC (“TGE GP”), the general partner of Tallgrass Energy, LP (“TGE”), entered into a standstill agreement (the “Standstill Agreement”) with Blackstone Infrastructure Advisors L.L.C. (together with its controlled affiliates (including, for the avoidance of doubt, Prairie Non-ECI Acquiror LP, Prairie ECI Acquiror LP, Prairie VCOC Acquiror LP, Prairie Secondary Acquiror L.P. and Prairie Secondary Acquiror E L.P., but expressly excluding TGE, TGE GP and their respective subsidiaries and controlled affiliates, the “BIA Sponsor”), pursuant to which the BIA Sponsor agreed that it will not, directly or indirectly, without the prior written consent of the Conflicts Committee, in any manner after the effective date of the Standstill Agreement (“Effective Date”) through the date of termination, as described below, (i) acquire, agree to acquire or make any proposal or offer to acquire (except as contemplated by the Proposal (as defined below)), any additional securities or property of or interests in TGE or any of its subsidiaries, or any rights or options to acquire any such securities, property or interests; (ii) enter into, or make any proposal or offer with respect to (except as contemplated by the Proposal), any merger, consolidation, business combination, reorganization or similar transaction involving TGE or any of its subsidiaries; (iii) amend or propose to amend the organizational documents of TGE, TGE GP or of any subsidiary of TGE; (iv) make, or in any way participate in, any solicitation of proxies, to vote or consent, or enter into or seek to enter into, any agreement, arrangement or understanding with, or seek to advise or influence another person with respect to the voting of, or granting of a consent with respect to, any securities of or interests in TGE or any of its subsidiaries; (v) cause TGE, TGE GP or any subsidiaries of TGE to issue any additional securities or interests (other than the issuance of securities issued on account of awards outstanding under employee benefit plans existing as of the date of the Standstill Agreement) or to take or propose to take, directly or indirectly, any action described in clauses (i), (ii), (iii) or (iv); (vi) vote in favor of, or give consent with respect to any security of or interest in TGE or any of its subsidiaries in favor of, any transaction, proposal, offer or amendment described in clauses (i), (ii) or (iii) if such transaction, proposal, offer or amendment was not approved and recommended to security holders or interest holders by the Conflicts Committee; (vii) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any securities of or interests in TGE (except to the extent that no member of such “group” beneficially owns any securities of or interests in TGE that are not already beneficially owned by the BIA Sponsor as of the Effective Date); (viii) provide, or act as agent for the purpose of obtaining, debt or equity financing for any transaction, other than the transaction contemplated by the Proposal (the “Proposed Transaction”), that would violate or contribute to a violation of the Standstill Agreement; (ix) disclose any intention, plan or arrangement inconsistent with the foregoing; (x) disclose to any person, other than any Representative (as defined below), any undisclosed terms or conditions of the Proposed Transaction; (xi) propose, agree to, promote, solicit or publicly announce its willingness to undertake or support any of the foregoing, or advise, assist or encourage any other person in connection with any of the foregoing; or (xii) propose or agree to eliminate the Conflicts Committee, revoke or diminish its authority, or remove or cause the removal of any director that is a member of the Conflicts Committee.
Notwithstanding the above, the foregoing does not restrict the ability of the BIA Sponsor, any of its affiliates or any of their respective directors, officers, employees, agents, equityholders and advisors (including financial advisors, attorneys, accountants and other consultants and potential financing sources) (each, a “Representative”) from (a) privately making any proposal with respect to and privately negotiating the terms of the Proposed Transaction or any alternative thereto with the Conflicts Committee, (b) privately disclosing or discussing any information regarding the Proposed Transaction or any alternative thereto being negotiated with the Conflicts Committee to any Representative of the BIA Sponsor or any of its affiliates, or negotiating or entering into any agreements or arrangements with any such person with respect to the Proposed Transaction or any alternative thereto being discussed with the Conflicts Committee or (c) disclosing any information that the BIA Sponsor determines, based upon the advice of outside counsel, is required by applicable law, rules, regulations or other applicable legal process or requested by a governmental authority; provided, further, that clauses (iv) and (vii) above do not limit or otherwise restrict any action taken by the BIA Sponsor at any time after the Effective Date to vote or give consent with respect to securities of or interests in TGE held by the BIA Sponsor of record on the Effective Date in a manner which does not otherwise violate the Standstill Agreement.
These prohibitions will terminate on the earliest of (1) 120 days from the Effective Date; (2) the entry into a definitive agreement related to the Proposed Transaction that the Conflicts Committee has approved and which contains provisions similar to the prohibitions contained in Section 1 of the Standstill Agreement that are effective until the conclusion of the vote of the limited partners of TGE on the Proposed Transaction; (3) the date on which the Conflicts Committee determines, in its sole discretion, to discontinue discussions with respect to the Proposed Transaction and the Conflicts Committee makes a public announcement with respect thereto; (4) the date on which the BIA Sponsor determines, in its sole discretion, to discontinue discussions with respect to the Proposed Transaction and the BIA Sponsor makes a public announcement with respect thereto; provided, that such date will not be prior to 60 days from the Effective Date; or (5) the date on which the Conflicts Committee and the BIA Sponsor publicly announce their mutual agreement to discontinue discussions with respect to the Proposed Transaction.
The Standstill Agreement was entered into in connection with the previously-announced proposal (the “Proposal”) submitted by the BIA Sponsor, on behalf of Blackstone Infrastructure Partners, its partners and respective affiliates (collectively, the “Sponsors”), to the Conflicts Committee on August 27, 2019. As reported by the Sponsors in their Schedule 13D with respect to TGE, as amended as of the date hereof, the Sponsors own, in the aggregate, (A) 23,652,463 Class A shares of TGE and 100,655,121 Class B shares of TGE, representing 44.2% of the total outstanding equity interests in TGE as of July 31, 2019, (B) 100,655,121 units in Tallgrass Equity, LLC, and (C) 100% of the membership interests in TGE GP.
The foregoing description of the Standstill Agreement does not purport to be complete and is qualified in its entirety by the full text of such agreement, which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Standstill Agreement, dated September 25, 2019, by and between the Conflicts Committee of the Board of Directors of Tallgrass Energy GP, LLC and Blackstone Infrastructure Advisors L.L.C.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY, LP

		By:	Tallgrass Energy GP, LLC
its general partner

Date:	September 26, 2019	By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
Chief Executive Officer